UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 5, 2005
BARNABUS ENERGY, INC. (Exact Name of Registrant as Specified in Charter)
NEVADA (State or Other Jurisdiction of Incorporation)	000-50450 (Commission File Number)	98-0370750 (IRS Employer Identification No.)
514 Via De La Valle Suite 200 Solana Beach, CA (Address of Principal Executive Offices)	92075 (Zip Code)
Registrant’s telephone number, including area code: (858)-794-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Item 5.02 Departure of Director and Principal Officer; Election of Director; Appointment of Principal Officer

Barnabus Energy, Inc. (the “Corporation”) has entered into an agreement to purchase 20% of Solar Roofing Systems (“SRS”) and acquired an option to purchase additional shares of SRS to bring its ownership to 51%.

The Corporation has also announced that effective as of December 5, 2005, Ron Gangemi, the founder and President of Connect Renewable Energy, Inc. (“CRE”) has been appointed as a director of the Corporation. Within the last 30 days, the Corporation has loaned $250,000 to CRE, which is controlled by Mr. Gangemi.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Securities Purchase Agreement
99.2	Warrant
99.3	Registration Rights Agreement
99.4	Shareholders’ Agreement

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNABUS ENERGY, INC.

Date: December 8, 2005	By:	/s/Cheryl Bostater
Name: Cheryl Bostater
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Securities Purchase Agreement
99.2	Warrant
99.3	Registration Rights Agreement
99.4	Shareholders’ Agreement